                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


          This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment"), dated as of August 29, 1996, is entered into by and between RIMAGE CORPORATION, a Minnesota corporation (the "Company") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

          WHEREAS, the Company and the Bank previously entered into that certain Loan Agreement dated as of October 13, 1995, as amended by a First Amendment to Amended and Restated Credit Agreement (as amended, the "Agreement");

          WHEREAS, the Company and the Bank desire to amend the Agreement to extend the maturity date of the Revolving Note and to add an additional term loan thereto;

          NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed by and between the Company and the Bank as follows:

          1. DEFINED TERMS. All capitalized terms used in this Second Amendment shall, except as otherwise defined herein or where the context otherwise requires, have the meaning set forth in the Agreement.

          2.   AMENDMENT.  The Agreement is hereby amended as follows:

               2.1 AMENDMENT NUMBER ONE: Article I of the Agreement is amended by amending the definitions of "Dunhill Term Note", "Note" and "Replacement Term Note" in their entireties to provide as follows:

               "DUNHILL TERM NOTE":  As defined in Section 2.9.

               "NOTE": The Revolving Note or the Term Note (together, the "Notes").

               "REPLACEMENT TERM NOTE":  The promissory note defined in Section
               2.9 and issued in replacement of the Dunhill Term Note.

               2.2  AMENDMENT NUMBER TWO:  The definition of Maturity Date in
     Section 2.1 of the Agreement is amended by deleting the date "August 15, 1996" and inserting in its place "June 30, 1997".

               2.3 AMENDMENT NUMBER THREE: Section 2.4 of the Agreement is amended in its entirety to provide as follows:

          Section 2.4 INTEREST RATES, INTEREST PAYMENTS AND DEFAULT INTEREST. Interest on the Revolving Note shall accrue and be payable at a floating rate per annum equal to the sum of the Reference Rate plus one-half of one percent (0.5%) per annum, provided that, upon the occurrence and during the continuation of an Event of Default, all amounts outstanding under the Revolving Note shall bear interest at the rate otherwise applicable thereto, plus 2.0% per annum. Interest shall be payable monthly in arrears on the first day of each month commencing September 1, 1996 and at the Maturity Date.

               2.4 AMENDMENT NUMBER FOUR: Section 2.9 of the Agreement is amended in its entirety to provide as follows:

          Section 2.09 TERM LOAN. The Bank has previously made term loans to the Borrower as evidenced by that certain term note from the Borrower to the Bank in the original principal amount of $600,000 dated March 18, 1994 (the "Prior Term Note") and by that certain Replacement Term Note in the original principal amount of $1,500,000 dated as of October 13, 1995 (the "Replacement Term Note") which replaced that certain term note from the Bank to Dunhill Software Services, Inc. (which was acquired by the Borrower) dated as of June 30, 1995 in the original principal amount of $1,800,000 (the "Dunhill Term Note"). On the date of the Second Amendment to this Agreement (the "Second Amendment") the Bank shall lend to the Borrower the principal amount of $2,800,000 (the "Term Loan"). The proceeds of the Term Loan shall be used in part to refinance the amounts due under the Prior Term Note and the Replacement Term Note, each of which shall be replaced by the term note, substantially in the form of Exhibit A attached to the Second Amendment (the "Term Note"). The remaining proceeds of the Term Loan shall be used to purchase equipment and to term out a portion of the Borrower's indebtedness under the Revolving Note. The Term Loan shall bear interest and shall be repaid in accordance with the provisions of the Term Note.

               2.5 AMENDMENT NUMBER FIVE: Section 2.10 of the Agreement is amended in its entirety to provide as follows:

          Section 2.10 INTENTIONALLY OMITTED.

               2.6 AMENDMENT NUMBER SIX: Section 5.1(a) of the Agreement is amended in its entirety to provide as follows:

          5.1(a) As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, audited financial statements of the Borrower consisting of at least statements of income, cash flow and changes in stockholders' equity, and a balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by independent certified public accountants of recognized national standing selected by the Borrower and acceptable to the Bank, with computations showing whether the Borrower is in compliance with all financial covenants of this Agreement.

               2.7 AMENDMENT NUMBER SEVEN: Section 5.1(b) of the Agreement is amended by adding at the end thereof, prior to the period, the following:

               ", together with a covenant compliance certificate in a form satisfactory to the Bank and including therewith such calculation detail as the Bank may reasonably require"

               2.8 AMENDMENT NUMBER EIGHT: Section 5.1(d) of the Agreement is amended in its entirety to provide as follows:

          5.1(d) As soon as practicable and in any event within 30 days after the end of each month, an accounts receivable aging report signed by the chief financial officer of the Borrower, as of the last day of the month just ended.

               2.9 AMENDMENT NUMBER TEN: There is added to the Agreement the following new Section 5.12:

               Section 5.12 FOREIGN CREDIT INSURANCE. The Borrower will secure foreign credit insurance in form and substance satisfactory to the Bank and covering the accounts of Rimage Europe GmbH by no later than November 30, 1996 and will provide proof of the same to the Bank.

               2.10 AMENDMENT NUMBER TEN: Section 6.6 of the Agreement is amended in its entirety to provide as follows:

               Section 6.6 TANGIBLE CAPITAL BASE. The Borrower will not permit its Tangible Capital Base to be less than $6,700,000 at any time through December 30, 1996, and $8,500,000 on December 31, 1996 and at any time thereafter.

               2.11 AMENDMENT NUMBER ELEVEN: Section 6.7 of the Agreement is amended in its entirety to provide as follows:

          Section 6.7 WORKING CAPITAL. The Borrower will not permit its Working Capital (the excess of its current assets over its current liabilities) to be less than $3,000,000 at any time.

               2.12 AMENDMENT NUMBER TWELVE: Section 6.8 of the Agreement is amended in its entirety to provide as follows:

          Section 6.8 LEVERAGE RATIO. The Borrower will not permit its Leverage Ratio (the ratio of its liabilities, excluding minority interests in any subsidiary, to its Tangible Capital Base) to be more than 2.5 to 1.0 at any time through December 30, 1996 and more than 2.0 to 1.0 on December 31, 1996 and at any time thereafter.

               2.13 AMENDMENT NUMBER THIRTEEN: There is added to the Agreement the following new Section 6.9:

          Section 6.9 Net Income. The Borrower will not permit its net income after taxes and after distributions to be less than $1,000,000 for the year ending December 31, 1996.

               3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT. This Second Amendment shall not become effective until, and shall become effective when, each of the following conditions precedent shall have been fulfilled:

                    (a) The Bank shall have received this Second Amendment, the Term Note and such other documents as the Bank may require, each duly executed by the Company;

                    (b) The Bank shall have received a copy of the Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Second Amendment, and the other documents required by the Bank with such resolutions certified by the Secretary of the Company as accurate, not rescinded or repealed and entered into the corporate minutes of the Company;

                    (c) The Bank shall have received a certification by the secretary of the Company (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Company since the same were delivered to the Bank pursuant to the Agreement;
          (ii) certifying that the Company remains in good standing as a corporation under Minnesota law since the date of the Agreement; and
          (iii) identifying the officers executing this Second Amendment and the other documents required by the Bank under paragraph 3(a) above, and certifying as to their incumbency;

               (d) The Bank shall have received a Collateral Assignment of Patents in form satisfactory to the Bank, duly executed by the Company;

               (e) The Bank shall have received a Third Party Security Agreement in form satisfactory to the Bank duly executed by Rimage Europe, GmbH. granting the Bank a security interest in the assets of Rimage Europe, GmbH. as security for the indebtedness of the Company, together with a certification of the secretary of Rimage Europe, GmbH. (or another officer) of the resolutions of the Board of Directors of such company authorizing the execution and delivery of the Third Party Security Agreement and certifying the incumbency of the officer or officers executing such Third Party Security Agreement.

               (f) The Bank shall have received proof of the insurance required under the Third Party Security Agreement in form and substance satisfactory to the Bank.

               (g) The Bank shall have received the Reaffirmation of Security Interest in the forms of Exhibits B and C hereto, duly executed by the parties thereto.

          4. GENERAL. After this Second Amendment becomes effective, the Agreement, as hereby amended, shall remain in full force and effect.

          As of the date of this Second Amendment, the Company reaffirms all of the representations and warranties made under the Agreement and such representations and warranties are true and accurate as of the date hereof and as amended hereby, and all covenants under the Agreement, as hereby amended, are maintained in full.

          The Company represents and warrants that it has the power to enter into this Second Amendment and the other documents required by the Bank under paragraph 3(a) above, and has duly authorized the execution and delivery of such documents by proper corporate action, and none of such documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument, or indenture to which the Company is a party or a signatory or any provision of its Articles of Incorporation, its Bylaws or, to the best of its knowledge, any other agreement or requirement of law.

          The Company hereby reaffirms the security interest granted to the Bank under the Security Agreement executed in connection with the Agreement.

Such security interest remains in full force and effect and secures all amounts owed by the Company to the Bank, including, without limitation, all amounts owed under the Agreement, as amended. Each reference to the "Agreement", "this Agreement", "herein" or similar references in the Agreement, shall mean the Agreement, as amended hereby.

          The Company agrees to pay the Bank, upon demand, reasonable expenses, including attorneys' fees and legal expenses, incurred by the Bank in connection with this Second Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

                                        RIMAGE CORPORATION

                                        By /s/ David J. Suden
                                           --------------------------------
                                           David J. Suden, President

                                        By /s/ Jon D. Wylie
                                           --------------------------------
                                           Jon D. Wylie, CFO, Systems Group

                                        FIRST BANK NATIONAL ASSOCIATION

                                        By
                                          ----------------------------------
                                          Richard D. Hartman, Vice President